INDEPENDENT AUDITORS' REPORT

   To the Board of Directors and Stockholders of Cohasset Savings Bank:

             We have audited the consolidated balance sheets of Cohasset Savings Bank and Subsidiary as of December 31, 1993 and 1992, and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1993. These consolidated financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

             We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

             In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cohasset Savings Bank and Subsidiary as of December 31, 1993 and 1992, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1993 in conformity with generally accepted accounting principles.

             As discussed in Note 1 to the consolidated financial statements, the Bank has elected to adopt Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes," effective January 1, 1992, and SFAS
   No. 115, "Accounting for Certain Investments in Debt and
   Equity Securities," effective December 31, 1993.

             As discussed in Note 17 to the consolidated financial statements, the Bank entered into an Agreement and Plan of Merger as of March 2, 1994.

   /s/ Wolf & Company, P.C.

   Boston, Massachusetts
   January 21, 1994, except for
     Note 17 as to which the date
     is March 2, 1994

 CONSOLIDATED BALANCE SHEETS
 DECEMBER 31, 1993 AND 1992
                                                             ASSETS
                                                          1993          1992

Cash and due from banks . . . . . . . . . . . . .    $  1,251,146  $  1,555,287
Short-term investments (Note 2) . . . . . . . . .       3,120,832     1,932,718
  Cash and cash equivalents . . . . . . . . . . .       4,371,978     3,488,005
Trading account securities, at fair value . . . .         656,743       528,875
Investment securities available for sale,
  at fair value (Note 3)  . . . . . . . . . . . .       24,737,148            -
Investment securities, fair value $21,013,200 (Note 3)           -   20,607,486
Loans, net (Note 4)  . . . . . . . . . . . . . .        44,039,160   44,339,423
Foreclosed real estate, net (Note 5) . . . . . .         2,141,643    2,621,894
Banking premises and equipment, net (Note 6) . .           897,445      969,934
Real estate held for investment, net (Note 7). .           806,049      836,452
Accrued interest receivable  . . . . . . . . . .           595,003      580,709
Deferred income taxes (Note 10). . . . . . . . .            98,000      169,000
Other assets . . . . . . . . . . . . . . . . . .           114,791      166,769
                                                     $ 78,457,960  $ 74,308,547

                          LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits (Note 8) . . . . . . . . . . . . . . . .    $  63,772,293 $ 60,956,825
Borrowed funds (Notes 9 and 16) . . . . . . . . .                -       84,500
Mortgagors' escrow accounts . . . . . . . . . . .           77,734      235,075
Accrued taxes and expenses  . . . . . . . . . . .        1,015,397      455,768
Other liabilities . . . . . . . . . . . . . . . .           72,993      106,673
  Total liabilities . . . . . . . . . . . . . . .       64,938,417   61,838,841

Commitments and contingencies (Note 11)

Stockholders' equity (Notes 12, 15 and 16):
Serial preferred stock, $0.10 par value per share;
    200,000 shares authorized, none issued . . . .              -            -
Common stock, $0.10 par value per share;
     2,000,000 shares authorized, 1,002,978 shares
     issued and outstanding . . . . . . . . . . .          100,298      100,298
Additional paid-in capital  . . . . . . . . . . .        7,895,363    7,895,363
          Undivided profits . . . . . . . . . . .        5,285,742    4,547,845
                                                        13,281,403   12,543,506

Net unrealized gain on securities available for sale,
  after tax effects (Notes 3 and 10)  . . . . . .          238,140            -
Loan due from ESOP (Note 16)  . . . . . . . . . .              -        (73,800)

Total stockholders' equity  . . . . . . . . . . .       13,519,543   12,469,706
                                                     $  78,457,960 $ 74,308,547

       See accompanying notes to consolidated financial statements.


 CONSOLIDATED STATEMENTS OF INCOME
 YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991
                                                   1993           1992           1991
Interest and dividend income:
Interest and fees on loans  . . . . . . . .    $ 3,943,137    $ 4,387,907     $4,820,078
Interest and dividends on securities  . . .      1,171,415      1,002,903        968,053
Interest on short-term investments  . . . .         63,030         69,578        102,111
Interest on asset-backed investments  . . .        298,199        288,459        104,942

     Total interest and dividend income . .      5,475,781      5,748,847      5,995,184

Interest expense:
Interest on deposits  . . . . . . . . . . .      2,232,721      2,811,210      3,575,022
Interest on borrowed funds  . . . . . . . .          6,468         12,958         20,046

     Total interest expense . . . . . . . .      2,239,189      2,824,168      3,595,068

 Net interest income . . . . . . . . . . . .     3,236,592      2,924,679      2,400,116
 Provision (credit) for loan losses (Note 4)       (76,000)       555,000        800,000

 Net interest income, after provision (credit)
   for loan losses . . . . . . . . . . . . .     3,312,592      2,369,679      1,600,116
Other income:
Service fees on deposits  . . . . . . . . .        103,002         97,611        102,132
Gain on investment securities, net  . . . .        179,086        221,610        265,598
Write-down of marketable equity securities               -              -       (152,713)
Gain (loss) on trading account securities .         (4,436)        11,809         21,963
Miscellaneous (Note 7)  . . . . . . . . . .        151,612        148,501        115,037

     Total other income . . . . . . . . . .        429,264        479,531        352,017

Operating expenses:
Salaries and employee benefits
      (Notes 13 and 16) . . . . . . . . . .        978,056        971,505        923,256
Occupancy and equipment expenses (Note 6) .        208,223        186,746        170,687
Data processing expenses  . . . . . . . . .        180,949        183,020        174,541
Deposit insurance expense . . . . . . . . .        139,506        133,263        116,920
Foreclosed real estate losses and
 expenses (Note 5)  . . . . . . . . . . . .        273,644        312,128         67,587
Other general and administrative
 expenses (Note 7)  . . . . . . . . . . . .        604,165        470,586        546,329

     Total operating expenses . . . . . . .      2,384,543      2,257,248      1,999,320
 Income (loss) before income taxes and cumulative
  effect of change in accounting principle .     1,357,313        591,962        (47,187)

 Provision (benefit) for income taxes (Note 10)    479,000        233,000       (109,000)

 Income before cumulative effect
  of change in accounting principle  . . . .       878,313        358,962         61,813

 Cumulative effect of change in accounting for
    income taxes (Note 1)  . . . . . . . . .             -        300,000              -


   Net income . . . . . . . . . . . . . . .    $   878,313    $   658,962     $   61,813

 Earnings per share (Based on 1,002,978 shares outstanding):

Income before cumulative effect of change in
 accounting principle . . . . . . . . . . .    $       .88    $       .36     $      .06
Cumulative effect of change in accounting for
 income taxes . . . . . . . . . . . . . . .              -            .30              -
                                               $       .88    $       .66     $      .06

               See accompanying notes to consolidated financial statements.

 CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
 YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991
                                              Net Unreal-   Net Unreal-
                                              ized Loss on  ized Gain on
                         Additional           Marketable    Securities
                  Common  Paid-in   Undivided   Equity       Available   Loan Due
                  Stock   Capital    Profits  Securities      For Sale   From ESOP    Total
 Balance at
  December
  31, 1990     $100,298 $7,895,363  $3,887,249  $(206,309)    $      -  $(232,823) $11,443,778

 Net income           -          -      61,813          -            -          -       61,813
 Cash dividends
   paid - $.06
   per share          -          -     (60,179)         -            -          -      (60,179)

 Decrease in net
   unrealized
   loss on
   marketable
   equity
   securities         -          -           -    206,309            -          -      206,309
 Principal
   reductions
   on loan due
   from ESOP          -          -           -          -            -     64,286       64,286

 Balance at
   December
   31, 1991     100,298  7,895,363   3,888,883          -            -   (168,537)  11,716,007
 Net income           -          -     658,962          -            -          -      658,962

 Principal
   reductions
   on loan due
   from ESOP          -          -           -          -            -     94,737       94,737

 Balance at
   December
   31, 1992     100,298  7,895,363   4,547,845          -            -    (73,800)  12,469,706
 Net income           -          -     878,313          -            -          -      878,313

 Cash dividends
   paid -
   $.14 per share     -          -    (140,416)         -            -          -     (140,416)
 Change in method
   of accounting
   for investment
   securites,
   after tax
   effects
   (Note 1)           -          -           -          -      238,140          -      238,140
 Principal
   reductions on
   loan due from
   ESOP              -          -           -          -            -     73,800       73,800

 Balance at
   December
   31, 1993    $100,298 $7,895,363  $5,285,742  $       -     $238,140  $       -  $13,519,543

               See accompanying notes to consolidated financial statements.

 CONSOLIDATED STATEMENTS OF CASH FLOWS
 YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991
                                                                1993         1992          1991
 Cash flows from operating activities:
   Net income  . . . . . . . . . . . . . . . . . . . . .    $   878,313  $   658,962   $    61,813
   Adjustments to reconcile net income to net
      cash provided by operating activities:
      Provision (credit) for loan losses   . . . . . . .        (76,000)     555,000       800,000
      Amortization of investments, net of accretion  . .         38,288       70,892         2,599
      Amortization of deferred loan fees   . . . . . . .        (56,525)     (45,390)      (19,424)
      Depreciation expense   . . . . . . . . . . . . . .        141,943      134,507       116,771
      Gain on investment securities, net   . . . . . . .       (179,086)    (221,610)     (265,598)
      Write-down of marketable equity securities   . . .              -            -       152,713
      (Gain) loss on trading account securities  . . . .          4,436      (11,809)      (21,963)
      Net gain, write-downs and provisions for foreclosed
        real estate  . . . . . . . . . . . . . . . . . .        158,708       58,693             -
      Deferred tax provision (benefit)   . . . . . . . .       (103,000)     103,836       (94,000)
      Cumulative effect of change in accounting principle             -     (300,000)            -
      Purchase of trading account securities   . . . . .     (1,004,260)    (890,347)     (509,734)
      Proceeds from sales of trading account securities         871,956      569,883       335,095
      Decrease in accrued interest receivable,
        prepaid and deferred income taxes, and
        other assets   . . . . . . . . . . . . . . . . .         37,684      208,320       218,704
      Increase in accrued taxes and expenses and
        other liabilities  . . . . . . . . . . . . . . .        525,949       39,782       273,759

      Net cash provided by operating activities  . . . .      1,238,406      930,719     1,050,735

 Cash flows from investing activities:
   Proceeds from sales of investment securities  . . . .      5,866,643   10,597,525    11,308,016
   Proceeds from maturities of investment securities   .      2,250,000            -     2,500,000
   Purchase of investment securities   . . . . . . . . .    (12,913,620) (14,089,360)  (13,396,876)
   Purchase of asset-backed investments  . . . . . . . .     (1,479,622)  (5,042,469)     (248,682)
   Principal payments received on asset-backed
     investments   . . . . . . . . . . . . . . . . . . .      2,699,875    1,808,155             -
   Loans (originated), net of amortization and payoffs          122,869      358,182    (2,072,195)
   Disbursements for foreclosed real estate  . . . . . .        (24,790)     (71,766)            -
   Proceeds from sales of foreclosed real estate   . . .        656,252      863,101       470,885
   Purchase of banking premises and equipment and real
    estate held for investment   . . . . . . . . . . . .        (39,051)    (129,560)     (389,542)
      Net cash used in investing activities  . . . . . .     (2,861,444)  (5,706,192)   (1,828,394)

 Cash flows from financing activities:
   Net increase in deposits  . . . . . . . . . . . . . .      2,815,468    4,543,757     2,753,401
   Repayment of borrowed funds, net  . . . . . . . . . .        (10,700)           -             -
   Increase (decrease) in mortgagors' escrow accounts  .       (157,341)       6,769        62,583
   Cash dividends paid on common stock   . . . . . . . .       (140,416)           -       (60,179)

      Net cash provided by financing activities  . . . .      2,507,011    4,550,526     2,755,805

 Net increase (decrease) in cash and cash equivalents  .        883,973     (224,947)    1,978,146
 Cash and cash equivalents at beginning of year  . . . .      3,488,005    3,712,952     1,734,806
 Cash and cash equivalents at end of year  . . . . . . .    $ 4,371,978  $ 3,488,005   $ 3,712,952

 Supplemental cash flow information:
   Interest paid on deposits   . . . . . . . . . . . . .    $ 2,232,721  $ 2,811,210   $ 3,575,022
   Interest paid on borrowed funds   . . . . . . . . . .          6,468       12,958        20,046
   Income taxes paid (refunded), net   . . . . . . . . .         12,791      (32,770)     (239,105)
   Transfers from loans to foreclosed real estate  . . .        309,919    1,140,877     2,801,930

               See accompanying notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1993, 1992 AND 1991

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation and consolidation

The consolidated financial statements include the accounts of Cohasset Savings Bank (the "Bank") and its wholly-owned subsidiary, North Scituate Corporation, which engages in equipment leasing to the Bank and the rental of real estate. All significant intercompany balances and transactions have been eliminated in consolidation.

Accounting policy changes

Investment securities:

Effective December 31, 1993, the Bank adopted the provisions of SFAS
No. 115, "Accounting for Certain Investments in Debt and Equity Securities." SFAS No. 115 establishes standards for all debt securities and for equity securities that have readily determinable fair values. As required under SFAS No. 115, prior year financial statements have not been restated.

SFAS No. 115 requires that investments in debt securities that management has the positive intent and ability to hold to maturity be classified as "held to maturity" and reflected at amortized cost. Investments that are purchased and held principally for the purpose of selling them in the near term are classified as "trading securities" and reflected on the balance sheet at fair value, with unrealized gains and losses included in earnings. Investments not classified as either of the above are classified as "available for sale" and reflected on the balance sheet at fair value, with unrealized gains and losses excluded from earnings and reported as a separate component of stockholders' equity. The cumulative effect of the change in accounting principle at December 31, 1993 is to increase stockholders' equity by $238,140, net of related income tax effects. There was no effect on net income for the year ended December 31, 1993 relating to the adoption of SFAS No. 115.

Prior to December 31, 1993, debt securities that management had the intent and ability to hold until maturity were reflected at amortized cost. Marketable equity securities were stated at the lower of aggregate cost or fair value with net unrealized losses reflected as a charge to stockholders' equity.

For all years presented, equity securities other than marketable equity securities are reflected at cost. Purchase premiums and discounts are amortized to earnings by the straight-line method over the terms of the investments, which income would not differ materially if accounted for on the interest method. Declines in the value of investments that are deemed to be other than temporary are reflected in earnings when identified.
Gains and losses on disposition of investments are computed by the specific identification method.

Income taxes:

Effective January 1, 1992, the Bank adopted the provisions of SFAS No.
109, "Accounting for Income Taxes." As permitted under SFAS No. 109, prior year financial statements were not restated.

SFAS No. 109 requires that deferred tax assets and liabilities be reflected at currently enacted income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities will be adjusted accordingly through the provision for income taxes. The Bank's allowance for loan losses for tax purposes that arose before 1987 will remain a permanent difference without recognition of a deferred tax liability. However, the loan loss allowance maintained for financial reporting purposes is now treated as a temporary difference with allowable recognition of a related deferred tax asset, if it is deemed realizable.

The cumulative effect of the change in accounting principle on years prior to 1992 is reflected as an increase in the 1992 operating results and amounted to $300,000. The effect of the accounting change for the year ended December 31, 1992 was to decrease net income by $70,000.

For regulatory capital purposes, the recognition of deferred tax assets, when realization of such is dependent on an institution's future taxable income, is limited to the amount that can be realized within one year or 10% of core capital, whichever is less.

Reclassifications

Certain amounts have been reclassified in the 1992 and 1991 consolidated financial statements to conform to the 1993 presentation.

Cash equivalents

Cash equivalents include amounts due from banks and short-term investments with original maturities of three months or less.

Trading account securities

Trading account securities consist of marketable equity securities which are carried at fair value. Realized and unrealized gains and losses are recognized in the statement of income as they occur.

Loans

The Bank grants mortgage and other loans to customers. A substantial portion of the loan portfolio consists of mortgage loans in Cohasset, Massachusetts, and surrounding communities. The ability of the Bank's debtors to honor their contracts is dependent upon the local real estate market and economy.

Loans, as reported, have been adjusted for amounts due to borrowers on incomplete loans, net deferred loan fees/costs and the allowance for loan losses.

Interest on loans is recognized on a simple interest basis and is not accrued for loans which are ninety days or more in arrears, or, when in the judgement of management, collectability becomes doubtful. Net deferred loan fees/costs are amortized over the contractual lives of the related loans on the interest method.

Allowance for loan losses

The allowance for loan losses is established through a provision for loan losses charged to operations and is maintained at a level considered adequate by management to provide for reasonably foreseeable loan losses.

The provision and the level of the allowance are evaluated on a regular basis by management and are based upon management's periodic review of the collectability of the loans in light of known and inherent risks in the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay, estimated value of any underlying collateral and prevailing economic conditions.

The allowance is an estimate and ultimate losses may vary from current estimates and future additions to the allowance may be necessary. As adjustments become necessary, they are reported in the results of operations for the periods in which they become known. Loan losses are charged against the allowance when management believes the collectability of the loan principal is unlikely.

Foreclosed real estate

Foreclosed real estate and in-substance foreclosures are held for sale and carried at the lower of cost or fair value less estimated costs to sell. Troubled loans are transferred to foreclosed real estate upon completion of formal foreclosure proceedings, and to in-substance foreclosure when it is determined that the borrower has little or no equity in the underlying collateral and that loan payments can be expected only from the sale or operation of the collateral.

Real estate properties acquired through foreclosure or classified as in-substance foreclosures are initially recorded at fair value at the date of foreclosure. Costs relating to development and improvement of property are capitalized, whereas costs relating to holding property are expensed.

Valuations are periodically performed by management, and an allowance for losses is established through a charge to operations if the carrying value of a property exceeds its fair value less estimated costs to sell.

Prior to December 31, 1992, foreclosed and in-substance foreclosed real estate was carried at the lower of cost or net realizable value. Declines in value subsequent to foreclosure classification were reflected as direct charges to operations and to the related properties without the utilization of a valuation allowance. The change in accounting method had no significant effect on the Bank's results of operations in 1992.

Banking premises and equipment and real estate held for investment

Land is carried at cost. Buildings and equipment are carried at cost, less accumulated depreciation computed on the straight-line method over the estimated useful lives of the assets.

It is general practice to charge the cost of maintenance and repairs to earnings when incurred; major expenditures for betterments are capitalized and depreciated.

Retirement plan

The Bank accounts for pension benefits on the net periodic pension cost method for financial reporting purposes. This method recognizes the compensation cost of an employee's pension benefit over the employee's approximate service period. Pension costs are funded in the year of accrual using the aggregate cost method.

Income taxes

The Bank and its subsidiary file state and consolidated federal income tax returns based on an October 31 year end.

Earnings per share

Earnings per share is based on the number of shares outstanding as shown on the statement of income. The dilutive effect of stock options granted is not significant.

Recent accounting pronouncement

In May 1993, the Financial Accounting Standards Board issued SFAS No.
114, "Accounting by Creditors for Impairment of a Loan." SFAS No. 114 requires that impaired loans be measured on a loan by loan basis by either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's obtainable market price, or the fair value of the collateral if the loan is collateral dependent.

SFAS No. 114 is applicable to all creditors and to all loans, except large groups of smaller balance homogeneous loans that are collectively evaluated for impairment, loans that are measured at fair value or at the lower of cost or fair value, leases, and convertible or nonconvertible debentures and bonds and other debt securities.

SFAS No. 114 applies to financial statements for fiscal years beginning after December 15, 1994. Earlier adoption is permissible. Management has not yet determined the financial statement impact of adopting the provisions of this statement.

2.   SHORT-TERM INVESTMENTS

A summary of short-term investments is as follows:

                                                           DECEMBER 31,
                                                        1993            1992

Federal funds sold . . . . . . . . . . . . . . .    $ 2,753,303     $ 1,392,785
Interest-bearing deposits in banks . . . . . . .        348,557         526,580
Bank Investment Fund - liquidity fund  . . . . .         18,972          13,353
                                                    $ 3,120,832     $ 1,932,718

3.   INVESTMENT SECURITIES

The amortized cost and fair value of investment securities available for sale (See Note 1), with gross unrealized gains and losses, follows:

                                                      DECEMBER 31, 1993
                                                     GROSS          GROSS
                                    AMORTIZED     UNREALIZED     UNREALIZED        FAIR
                                      COST           GAINS         LOSSES          VALUE

Debt securities:

U.S. Government obligations  .     $ 9,035,285    $  188,639     $   62,294     $ 9,161,630
Federal agency obligations . .       6,642,780       163,353          2,536       6,803,597
Other bonds and obligations  .       3,294,578       133,264                      3,427,842
Mortgage-backed investments  .       2,792,801        48,285          5,515       2,835,571
Credit-card backed investments         415,761         5,605                        421,366
   Total debt securities . . .      22,181,205       539,146         70,345      22,650,006

Equity securities:

Marketable equity securities .       1,584,303        30,696         87,357       1,527,642
Federal Home Loan Bank stock,
 at cost   . . . . . . . . . .         432,300                                      432,300
Savings Bank Life Insurance
 Stock, at cost  . . . . . . .         127,200                                      127,200
   Total equity securities . .       2,143,803        30,696         87,357       2,087,142
   Total investment securities
    available for sale . . . .     $24,325,008    $  569,842     $  157,702     $24,737,148

The amortized cost and fair value of debt securities available for sale by contractual maturity is as follows:

                                                      DECEMBER 31, 1993
                                                    AMORTIZED         FAIR
                                                      COST            VALUE

Within 1 year . . . . . . . . . . . . . . . . . . . $ 2,999,044     $ 3,068,910
Over 1 year to 5 years  . . . . . . . . . . . . . .  12,208,739      12,486,591
Over 5 years to 10 years  . . . . . . . . . . . . .   2,257,427       2,363,198
Over 10 years . . . . . . . . . . . . . . . . . . .   1,507,433       1,474,370
                                                     18,972,643      19,393,069
Mortgage-backed investments . . . . . . . . . . . . . 2,792,801       2,835,571
Credit card-backed investments  . . . . . . . . . . .   415,761         421,366
                                                    $22,181,205     $22,650,006

The amortized cost and estimated fair value of investment securities (See
Note 1), with gross unrealized gains and losses, follows:

                                                      DECEMBER 31, 1992
                                                     GROSS          GROSS
                                    AMORTIZED     UNREALIZED     UNREALIZED        FAIR
                                      COST           GAINS         LOSSES          VALUE

U.S. Government obligations . . . .     $ 6,540,332    $  120,723     $   31,055     $ 6,630,000
Federal agency obligations  . . . .       5,253,919       177,950          9,869       5,422,000
Other bonds and obligations . . . .       3,064,556       110,907         37,463       3,138,000
Mortgage-backed investments . . . .       3,182,315        32,779          8,094       3,207,000
Credit card-backed investments  . .       1,247,683        38,317                      1,286,000
     Total debt securities  . . . .      19,288,805       480,676         86,481      19,683,000

Marketable equity securities  . . .         935,481        32,643         21,124         947,000
Federal Home Loan Bank stock,
  at cost . . . . . . . . . . . . .         383,200                                      383,200

     Total investment securities  .     $20,607,486    $  513,319     $  107,605     $21,013,200

The amortized cost and estimated fair value of debt securities by contractual maturity follows:

                                                     DECEMBER 31, 1992
                                                 AMORTIZED          FAIR
                                                   COST            VALUE

Within 1 year . . . . . . . . . . . . . . . . . . . $ 3,265,110     $ 3,285,000
Over 1 year to 5 years  . . . . . . . . . . . . . .   9,334,930       9,559,000
Over 5 years to 10 years  . . . . . . . . . . . . .   1,255,709       1,319,000
Over 20 years . . . . . . . . . . . . . . . . . . . . 1,003,058       1,027,000
                                                     14,858,807      15,190,000
Mortgage-backed investments . . . . . . . . . . . . . 3,182,315       3,207,000
Credit card-backed investments  . . . . . . . . . . . 1,247,683       1,286,000
                                                    $19,288,805     $19,683,000

Proceeds from sales of debt securities during 1993, 1992 and 1991 were $4,650,000, $9,334,000, and $7,816,000, respectively. Gross gains of $84,000,
$85,000, and $77,000, respectively, and gross losses of $-, $1,000, and $5,000, respectively, were realized on those sales.


4.   LOANS

A summary of the balances of loans follows:

                                                        DECEMBER 31,
                                                    1993              1992

Mortgage loans on real estate:
   Conventional - fixed rate . . . . . . . . . .   $27,805,021     $28,990,766
   Conventional - adjustable rate  . . . . . . .    13,899,120      12,891,073
   Construction loans  . . . . . . . . . . . . .     1,186,400         527,000
   FHA and VA  . . . . . . . . . . . . . . . . .        76,668          94,254
                                                    42,967,209      42,503,093

Less:   Due to borrowers on incomplete loans . .      (526,386)       (154,571)
        Net deferred loan fees . . . . . . . . .      (183,348)       (156,338)
                                                    42,257,475      42,192,184

Other loans:
   Personal  . . . . . . . . . . . . . . . . . .     1,259,522       1,506,108
   Education . . . . . . . . . . . . . . . . . .       221,627         237,236
   Passbook and stock secured  . . . . . . . . .       285,762         348,761
   Home improvement  . . . . . . . . . . . . . .       485,726         689,551
   Commercial  . . . . . . . . . . . . . . . . .        60,000
                                                     2,312,637       2,781,656

   Add deferred loan costs . . . . . . . . . . .           103             397
                                                     2,312,740       2,782,053
        Total loans  . . . . . . . . . . . . . .    44,570,215      44,974,237

Less allowance for loan losses . . . . . . . . .      (531,055)       (634,814)

   Loans, net  . . . . . . . . . . . . . . . . .    $44,039,160     $44,339,423

At December 31, 1993 and 1992, non-accrual loans amounted to $691,000 and $848,000, respectively. Interest accrued and unpaid on non-accrual loans at December 31, 1993, 1992 and 1991 amounted to $31,000, $48,000, and $130,000, respectively, which has been excluded from interest income.

Restructured loans totaled $480,000 and $341,000 at December 31, 1993 and 1992, respectively, of which $336,000 was on non-accrual at December 31, 1993. The interest income that would have been recorded under the original terms of such loans and the interest income actually recognized is as follows:

                                                  YEARS ENDED DECEMBER 31,
                                                    1993            1992

Interest income that would have been recorded . .  $    44,884     $    28,575
Interest income recognized  . . . . . . . . . . .       23,339          12,559
Interest income foregone  . . . . . . . . . . . .  $    21,545     $    16,016

There were no restructured loans during the year ended December 31, 1991. The Bank is not committed to lend additional funds to borrowers whose loans have been modified in connection with troubled debt restructurings.

An analysis of the allowance for loan losses follows:

                                              YEARS ENDED DECEMBER 31,
                                           1993           1992           1991

Balance at beginning of year  . . . .  $  634,814     $  908,545     $1,129,469
Provision (credit) for loan losses  .     (76,000)       555,000        800,000
Recoveries  . . . . . . . . . . . . .       8,942         63,764         86,455
                                          567,756      1,527,309      2,015,924
Loans charged off . . . . . . . . . .     (36,701)      (892,495)    (1,107,379)
Balance at end of year  . . . . . . .  $  531,055     $  634,814     $  908,545

5.   FORECLOSED REAL ESTATE

Foreclosed real estate consists of the following:

                                                          DECEMBER 31,
                                                   1993            1992

Real estate acquired in settlement of loans . .  $ 1,840,369     $ 2,175,072
Loans considered in-substance foreclosures  . .                      516,822
Real estate sold, net of deposits received  . .      446,748
                                                   2,287,117       2,691,894
Less allowance for losses . . . . . . . . . . .     (145,474)        (70,000)
                                                 $ 2,141,643     $ 2,621,894

An analysis of the allowance for losses on foreclosed real estate is as follows:

                                                  YEARS ENDED DECEMBER 31,
                                                   1993            1992

Balance at beginning of year  . . . . . . .   $    70,000     $
Provision for losses  . . . . . . . . . . .       161,000          70,000
Charge-offs . . . . . . . . . . . . . . . .       (85,526)
Balance at end of year  . . . . . . . . . .   $   145,474     $    70,000

Expenses and losses applicable to foreclosed real estate include the following:

                                              YEARS ENDED DECEMBER 31,
                                                         1993           1992           1991

Net gain on sales of foreclosed real estate . . .     $   (2,292)    $  (91,307)    $
Write-downs to net realizable value . . . . . . .                         80,000
Provision for losses  . . . . . . . . . . . . . .         161,000         70,000
Operating expenses, net of rental income  . . . .         114,936        253,435         67,587
                                                       $  273,644     $  312,128     $   67,587

6.   BANKING PREMISES AND EQUIPMENT

A summary of the cost and accumulated depreciation of banking premises and equipment and their estimated useful lives follows:

                                                         DECEMBER 31,
                                                                                      ESTIMATED
                                                         1993           1992         USEFUL LIVES

Banking premises:
    Land  . . . . . . . . . . . . . . . . . . . .      $   159,024   $   159,024
    Buildings . . . . . . . . . . . . . . . . . .          932,750       915,448     10 - 50 years
    Equipment . . . . . . . . . . . . . . . . . .          779,603       763,098      3 - 14 years
                                                         1,871,377     1,837,570

Less accumulated depreciation . . . . . . . . . .         (973,932)     (867,636)
                                                       $   897,445   $   969,934

Depreciation expense for the years ended December 31, 1993, 1992 and 1991 amounted to $106,296,
$103,464 and $98,630, respectively.

7.   REAL ESTATE HELD FOR INVESTMENT

Real estate held for investment represents property adjacent to the Bank's main office.  A summary of the cost and accumulated depreciation and estimated useful lives is as follows:

                                                         DECEMBER 31,
                                                                                    ESTIMATED
                                                         1993           1992      USEFUL LIVES

Land  . . . . . . . . . . . . . . . . . . . . . .      $   186,500   $   186,500
Buildings . . . . . . . . . . . . . . . . . . . .          807,874       802,630          30 years
                                                           994,374       989,130

Less accumulated depreciation . . . . . . . . . .         (188,325)     (152,678)
                                                      $   806,049   $   836,452

Depreciation expense for the years ended December 31, 1993, 1992 and 1991 amounted to $35,647,
$31,043, and $18,141, respectively.

Rental income for the years ended December 31, 1993, 1992 and 1991 amounted to $82,823, $81,333 and $52,790, respectively.  Rental income is received under leases and from tenants-at-will.
Pursuant to the terms of non-cancellable lease agreements in effect at December 31, 1993, minimum future rental income is as follows:

     YEAR ENDING
     DECEMBER 31,

        1994 . . . . . . . . . . . . . . . . . . .     $    45,000
        1995 . . . . . . . . . . . . . . . . . . .          41,000
        1996 . . . . . . . . . . . . . . . . . . .          27,000
                                                       $   113,000
8.   DEPOSITS

A summary of deposit balances, by type, is as follows:

                                                              DECEMBER 31,
                                                         1993            1992

Demand deposits  . . . . . . . . . . . . . . . .    $ 1,627,060     $ 1,729,060
NOW  . . . . . . . . . . . . . . . . . . . . . .      6,398,276       5,025,432
Regular passbook and other . . . . . . . . . . .     15,722,062      14,540,095
Money market deposits  . . . . . . . . . . . . .      7,729,585       8,830,023

 Total non-certificate accounts  . . . . . . . .     31,476,983      30,124,610

Money market certificates  . . . . . . . . . . .      5,739,719       5,099,098
Term certificates  . . . . . . . . . . . . . . .     20,250,682      20,070,391
Negotiated rate certificates (greater than
  $100,000). . . . . . . . . . . . . . . . . . .      6,304,909       5,662,726

    Total certificate accounts . . . . . . . . .     32,295,310      30,832,215
    Total deposits . . . . . . . . . . . . . . .    $63,772,293     $60,956,825

A summary of certificate accounts by maturity is as follows:

                                  DECEMBER 31, 1993             DECEMBER 31, 1992
                             CARRYING         WEIGHTED       CARRYING          WEIGHTED
                              VALUE         AVERAGE RATE       VALUE         AVERAGE RATE

Within 1 year  . . . . .      $21,490,203       4.10%       $23,050,161          4.96%
Over 1 year to 2 years .        9,256,949       4.75          6,030,042          5.19
Over 2 years to 3 years           814,083       4.85          1,752,012          5.01
Over 3 years to 5 years           734,075       5.00
                              $32,295,310       4.33%       $30,832,215          5.01%

9.   BORROWED FUNDS

Borrowed funds consisted of a note payable secured by U.S. Government obligations with a carrying value of $500,000 and was payable in annual installments. During the year ended December 31, 1993, the Bank paid the note in full. Interest was payable monthly based on the lender's adjusted prime rate of 5.85% at December 31, 1992.

10.  INCOME TAXES

Allocation of the federal and state income tax provision (benefit) between current and deferred portions, calculated using the liability method in 1993 and 1992 and the deferred method in 1991
(See Note 1) is as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                     1993           1992           1991

Current tax provision (benefit):
   Federal . . . . . . . . . . . . . . . . .      $  399,000     $   84,164     $  (25,000)
   State . . . . . . . . . . . . . . . . . .         183,000         45,000         10,000
     Total current . . . . . . . . . . . . .         582,000        129,164        (15,000)

Deferred tax provision (benefit):
   Federal . . . . . . . . . . . . . . . . .         (89,000)        89,836        (85,000)
   State . . . . . . . . . . . . . . . . . .          38,000         14,000         (9,000)
     Total deferred  . . . . . . . . . . . .         (51,000)       103,836        (94,000)

   Effect of decrease in valuation reserve .         (52,000)
     Total provision (benefit) . . . . . . .      $  479,000     $  233,000     $ (109,000)

The reasons for the differences between the statutory federal income tax rate and the effective tax rates are summarized as follows:

                                                     YEARS ENDED DECEMBER 31,
                                           1993           1992           1991

Statutory rate (benefit) . . . . . . . .   34.0%          34.0%         (34.0)%
Increase (decrease) resulting from
   State taxes, net of federal
     tax benefit . . . . . . . . . . . .    8.2            6.6            1.2
   Additional bad debt deduction
     allowed for tax purposes  . . . . .                               (159.9)
   Dividends received deduction  . . . .   (1.9)          (2.9)         (38.0)
   Other, net  . . . . . . . . . . . . .   (5.0)           1.7            (.3)
Effective tax rate (benefit) . . . . . .   35.3%          39.4%        (231.0)%


The components of the net deferred tax asset are as follows:

                                                          DECEMBER 31,
                                                      1993            1992

Deferred tax liability:
    Federal  . . . . . . . . . . . . . . . . . .  $  (236,500)    $  (123,000)
    State  . . . . . . . . . . . . . . . . . . .      (87,500)        (39,000)
                                                     (324,000)       (162,000)

Deferred tax asset:
    Federal  . . . . . . . . . . . . . . . . . .      361,000         331,000
    State  . . . . . . . . . . . . . . . . . . .      160,000         151,000
                                                      521,000         482,000

Valuation reserve on deferred tax asset  . . . .      (99,000)       (151,000)

Net deferred tax asset . . . . . . . . . . . . .  $    98,000     $   169,000

The tax effects of each type of income and expense item that give rise to deferred taxes are:

                                                        DECEMBER 31,
                                                      1993            1992

Allowance for loan losses  . . . . . . . . . . .  $   286,000     $   298,000
Cash basis of accounting . . . . . . . . . . . .      (10,000)         (6,000)
Investments  . . . . . . . . . . . . . . . . . .       43,000           6,000
Net unrealized gain on securities available
  for sale  . . . . . . . . . . . .. . . . . . .     (174,000)
Depreciation . . . . . . . . . . . . . . . . . .     (136,000)       (146,000)
Deferred loan fees . . . . . . . . . . . . . . .       77,000          66,000
Employee benefit plans . . . . . . . . . . . . .      105,000          98,000
Other  . . . . . . . . . . . . . . . . . . . . .        6,000           4,000
                                                      197,000         320,000
Valuation reserve on deferred tax asset  . . . .      (99,000)       (151,000)

Net deferred tax asset . . . . . . . . . . . . .  $    98,000     $   169,000


A summary of the change in the net deferred tax asset (liability) is as follows:

                                                             DECEMBER 31,
                                                        1993         1992

Deferred tax asset (liability) at beginning of year $  169,000    $  (27,164)
Cumulative effect of change in accounting principle                  300,000
Deferred tax (provision) benefit . . . . . . . . .      51,000       (103,836)
Decrease in valuation reserve  . . . . . . . . . .      52,000
Deferred tax on net unrealized gain on
    securities available for sale  . . . . . . . .    (174,000)

Deferred tax asset at end of year  . . . . . . . .  $   98,000     $  169,000

The change in the valuation reserve is as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                      1993            1992

Balance at beginning of year . . . . . . . . . .   $   151,000     $
Adoption of SFAS No. 109 at January 1, 1992  . .                      151,000
Change in assumptions due to current
    year taxable income  . . . . . . . . . . . .       (52,000)
Balance at end of year . . . . . . . . . . . . .   $    99,000     $  151,000

The tax effects of the changes in each type of income and expense item that gives rise to deferred income taxes for the year ended December 31, 1991 are as follows:

Cash basis for tax purposes  . . . . . . . . . . . .      $  (36,000)
Book versus tax depreciation on banking
   premises and equipment  . . . . . . . . . . . . .           5,000
Book versus tax basis of investment securities . . .         (54,000)
Net deferred loan fees . . . . . . . . . . . . . . .          (9,000)
   Total deferred tax benefit  . . . . . . . . . . .         (94,000)
Deferred tax change applicable to net
   unrealized loss on marketable equity securities .         108,000
Net change in deferred income taxes  . . . . . . . .      $   14,000


11.  COMMITMENTS AND CONTINGENCIES

General

The Bank is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated balance sheets.

The Bank's exposure to credit loss is represented by the contractual amount of these instruments. The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments. A summary of financial instruments outstanding whose contract amounts represent credit risk is as follows:

                                            DECEMBER 31,
                                      1993                1992

Commitments to grant
  loans  . . . . . . . . . .       $ 382,000          $ 1,006,000
Standby letters of
  credit . . . . . . . . . .         120,000              136,000

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. The Bank evaluates each customer's creditworthiness on a case-by-case basis. These financial instruments are collateralized by real estate.

Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. These letters of credit are primarily issued to support borrowing arrangements. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. At December 31, 1993, letters of credit expire in 1994 and are unsecured except for two letters of credit amounting to $20,000, which are fully secured by certificates of deposit.

Employment Agreements

The Bank has entered into Employment Agreements with the President and three executive officers. The Agreements provide for a specified minimum compensation and the continuation of benefits in accordance with the Bank's general policies at various terms. The Bank has also entered into Special Termination Agreements with the President and three executive officers, which provide for certain lump-sum severance payments and continuation of benefits following a "change in control," as defined in the Agreements.

12.  STOCKHOLDERS' EQUITY

Minimum regulatory requirements

Federal banking regulators require that the Bank meet certain Tier 1 leverage capital and risk-based capital ratio requirements. Generally, all institutions are required to maintain a minimum Tier 1 leverage capital ratio of not less than 4% and a risk-based capital ratio of not less than 8%. The Bank exceeded all minimum regulatory requirements at December 31, 1993 and 1992.

The Bank may not declare or pay dividends on its shares of common stock if the effect thereof would cause its stockholders' equity to be reduced below applicable capital maintenance requirements or if such declaration and payments would otherwise violate regulatory requirements including restriction of the liquidation account.

Tax reserve for loan losses

The total reserve for loan losses for federal income tax purposes at the Bank's base year amounted to approximately $1,240,000. If any portion of the reserve is used for purposes other than to absorb the losses for which established, approximately 150% of the amount actually used (limited to the amount of the reserve) must be included in gross income for federal income tax purposes in the fiscal year in which used. As the Bank does not intend to use the reserves for purposes other than to absorb loan losses, a deferred income tax liability of approximately $525,000 has not been provided. (See Note 1.)

Liquidation Account

At the time of the Bank's conversion from mutual to stock ownership, it established a liquidation account in the amount of $4,005,827 for the benefit of eligible account holders. The liquidation account is reduced annually to the extent that eligible account holders reduce their qualifying deposit. In the event of a complete liquidation, eligible account holders will be entitled to receive a distribution from the liquidation account to the extent that funds are available.

13.  PENSION PLAN

The Bank provides basic and supplemental pension benefits for eligible employees through the Savings Banks Employees Retirement Association ("SBERA") Pension Plan. Each employee reaching the age of 21 and having completed at least one year of service automatically becomes a participant in the retirement plan. All participants are fully vested after three years of employment.

Pension expense for the plan years ended October 31, 1993, 1992 and 1991 consisted of the following:

                                          1993           1992            1991
Service cost - benefits earned
   during the year . . . . . . . . . . $   45,582     $   61,283     $   44,644
Interest cost on projected benefits  .     91,599         82,561         73,524
Actual return on plan assets . . . . .   (132,673)       (65,549)      (132,966)
Net amortization and deferral  . . . .     12,527         12,527         12,527
Net loss . . . . . . . . . . . . . . .     67,086         16,810         81,169
                                       $   84,121     $  107,632     $   78,898

Total pension expense for the years ended December 31, 1993, 1992 and 1991 amounted to $78,650, $115,500 and $76,500, respectively.

According to SBERA's actuary, a reconciliation of the funded status of the plan at October 31, 1993 and 1992 is as follows:

                                                    1993                1992

Projected benefit obligation . . . . . . . .   $ (1,464,746)      $ (1,308,559)
Plan assets at fair value  . . . . . . . . .      1,136,675            921,350

Excess of projected benefit obligation
   over plan assets  . . . . . . . . . . . .      (328,071)          (387,209)
Unamortized net obligation since adoption
   of SFAS No. 87  . . . . . . . . . . . . .        187,924            200,451
Unrecognized net gain  . . . . . . . . . . .        (95,932)           (25,141)
Accrued pension liability  . . . . . . . . .   $   (236,079)      $   (211,899)

The accumulated benefit obligation (substantially all vested) at October 31, 1993 amounted to $760,161, which is less than the plan assets at fair value.

For the plan years ended October 31, 1993, 1992 and 1991, actuarial assumptions include an assumed discount rate on benefit obligations of 7.00%, 7.00% and 6.75%, respectively, and an expected long-term rate of return on plan assets of 7.00%, 6.75% and 7.75%, respectively. An annual salary increase of 6% was utilized for all years.

14.  RELATED PARTY TRANSACTIONS

In the normal course of business, the Bank has granted loans to certain of its officers and Directors and their affiliates. The aggregate amount of such loans which exceeded $60,000 in aggregate outstanding amount to any related party amounted to $1,973,000 at December 31, 1993 and $2,543,000 at December 31, 1992. During the year ended December 31, 1993, total principal additions were $439,000 and principal payments were $529,000. At December 31, 1992 loans to one Director and his affiliates amounted to $480,000. This Director resigned in 1993 and those loans are not included in the balance at December 31, 1993.

15.  STOCK OPTION PLAN

The Bank has a stock option plan for the benefit of its officers and other employees which became effective upon the Bank's conversion to stock form. Shares of common stock up to 100,298 have been reserved for issuance pursuant to options granted under the plan. Both "incentive stock options" and "nonqualified stock options" may be granted under this plan with a maximum option term of ten years.

Stock options may be granted as determined by the Board of Directors of the Bank, and will have an exercise price equal to or in excess of the fair market value of a share of common stock of the Bank on the date the option is granted. The plan also permits the inclusion of stock appreciation rights in any option granted. As of December 31, 1993 and 1992, there were 53,900 nonqualified stock options outstanding exercisable at a price of $8.625 per share. No options have been cancelled or exercised and no stock appreciation rights have been granted to date.

16.  EMPLOYEES' STOCK OWNERSHIP PLAN

The Bank has an Employees' Stock Ownership Plan ("ESOP") which was established as of November 1, 1986 for eligible employees. The ESOP will be funded by the Bank's contributions made in cash (which generally will be invested in common stock) or common stock. Benefits may be paid in shares of common stock or in cash, subject to the employees' right to demand shares.

In September, 1987, the ESOP purchased 10,000 shares of common stock with a fair value of $91,250. The purchase was funded with a loan from the Bank of $66,250 and the Bank's initial contribution of $25,000 to the ESOP. In addition, the Bank borrowed $450,000 from a third party lender and loaned the proceeds to the ESOP which purchased 40,000 additional shares during 1988. The loan to the ESOP was repaid from contributions made by the Bank. The Bank's ESOP expense for the years ended December 31, 1993, 1992 and 1991 amounted to $67,820, $94,240 and $95,502, respectively. The balance of the loan due from the ESOP as of December 31, 1992 is shown as a deduction from stockholders' equity in the consolidated balance sheets.

17.  SUBSEQUENT EVENT

On March 2, 1994, the Bank and a subsidiary of Shawmut National
Corporation ("SNC") entered into an Agreement and Plan of Merger. In accordance with the terms of the Agreement, each share of the Bank's issued and outstanding common stock at the effective time of the Merger, other than dissenting shares, shall be converted into the right to receive $16.00 per share.

The completion of the Merger is subject to certain conditions, including (a) approval by the stockholders of the Bank, (b) approval of the Federal Reserve Board, the Massachusetts Commissioner of Banks and other requisite federal and state regulatory authorities and (c) other closing conditions customary in transactions of this type.

Concurrently with the execution of the Merger Agreement, the Bank and SNC entered into a Stock Option Agreement (the "Option Agreement"), dated as of March 2, 1994, providing, among other things, for the grant by the Bank to SNC of an option (the "Option") to purchase up to 19.9% of the Bank's then outstanding common stock, before giving effect to the exercise of the Option, at $14.00 per share. The Option is only exercisable upon the occurrence of certain events as specified in the Option Agreement. The Option was granted by the Bank as a condition of and is consideration for SNC's entering into the Merger Agreement.

18.  QUARTERLY DATA (UNAUDITED)

Summaries of consolidated operating results on a quarterly basis are as follows:

                                               YEARS ENDED DECEMBER 31,
                                        1993                              1992
                          FOURTH   THIRD   SECOND    FIRST   FOURTH   THIRD   SECOND    FIRST
                         QUARTER  QUARTER  QUARTER  QUARTER QUARTER  QUARTER  QUARTER  QUARTER
                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)

Interest and dividend
  income  . . . . . . . .     $1,388   $1,384   $1,354   $1,350  $1,413   $1,437   $1,435   $1,464
Interest expense  . . . .        554      575      551      559     618      681      740      785
Net interest income . . .        834      809      803      791     795      756      695      679
Provision (credit) for
  loan losses . . . . . .       (101)       -        -       25      75      140      200      140
Net interest income after
  provision (credit) for
  loan losses . . . . . .        935      809      803      766     720      616      495      539
Gain (loss) on trading
  and investment securities,
  net . . . . . . . . . .         28       98       15       33      65       70      114      (16)
Other income  . . . . . .         56       55       63       81      57       60       62       68
Operating expenses  . . .        654      570      565      596     520      574      593      571
Income before income taxes
  and cumulative effect of
  change in accounting
  principle . . . . . . .        365      392      316      284     322      172       78       20
Provision for income
  taxes . . . . . . . . .        131      140      108      100     120       71       34        8
Income before cumulative
   effect of change in
   accounting principle .        234      252      208      184     202      101       44       12
Cumulative effect of change
  in accounting for income
  taxes . . . . . . . . .          -        -        -        -       -        -        -      300
  Net income  . . . . . .      $ 234    $ 252    $ 208    $ 184   $ 202    $ 101    $  44    $ 312

Earnings per share (Based on 1,002,978 shares outstanding):

  Income before cumulative
    effect of change in
    accounting principle       $ .23    $ .25    $ .21    $ .18   $ .20    $ .10    $ .04    $ .01
  Cumulative effect of change
    in accounting for income
    taxes . . . . . . . .          -        -        -        -       -        -        -      .30
                               $ .23    $ .25    $ .21    $ .18   $ .20    $ .10    $ .04    $ .31